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EXHIBIT 99.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 of Naturade, Inc. (the "Company") fully complied with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

/s/ Bill D. Stewart Bill D. Stewart Chief Executive Officer May 9, 2003
/s/ Stephen M. Kasprisin Stephen M. Kasprisin Chief Financial Officer May 9, 2003

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  EXHIBIT 99.1
Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002